UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐   Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WESTLAND DEVELOPMENT CO., INC.

(Name of Registrant as Specified In Its Charter)

SCC ACQUISITION CORP.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Vote “Yes” Today on SunCal’s Proposal to Acquire Westland Development.

A “Yes” Vote on the Westland Merger Will Allow the Atrisco Heritage to be Forever Preserved.

The Atrisco Land Grant site is so much more than mere acreage. It is also a collection of remarkable legacies that illustrate the great history of Spanish land grants and the establishment of Albuquerque, Bernalillo County and the American Old West.

SunCal is committed to honoring and protecting this heritage, and would contribute $1 million each year for the next 100 years to the Atrisco Heritage Foundation to preserve the significant cultural and historical resources of this property for future generations. Atrisco heirs would hold a majority of the seats on the Foundation’s Board of Trustees, which would have direct oversight of how the funds would be spent on important projects that may include museums, continuing education courses, cultural programs, daycare facilities, private schools and scholarships.

At the close of the merger, SunCal would pay the Foundation $2 million, representing the first two annual payments, allowing the Foundation’s Board of Trustees to begin work right away.

3 Reasons to Vote Yes

1.	Atrisco Heritage Forever Preserved

2.	$315 per share + oil, gas and mineral rights

3.	Smart Growth for Albuquerque’s West Side

Any acquisition must be approved by a two-thirds vote of each class of Westland’s shares.

For more information, including details on how to vote, please call us at (888) 809-5211 or visit www.SunCalNM.com.

SEC Notice

This postcard does not constitute a solicitation by Westland or its board of directors or executive officers of any approval or action of its stockholders. Westland has filed with the SEC a definitive proxy statement and other relevant documents concerning the proposed transaction with SunCal. Westland’s shareholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC because they will contain important information on the proposed transaction. You will be able to obtain the documents filed with the SEC free of charge at the Web site maintained by the SEC, www.sec.gov <http://www.sec.gov/>. In addition, Westland’s shareholders and investors may obtain free copies of such documents filed with the SEC by contacting Robert Simon of Westland at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., 401 Coors Blvd., NW, Albuquerque, New Mexico 87121, Attention: Robert Simon.

Westland and its directors and executive officers and other persons may be deemed to be participating in the solicitation of proxies in connection with the merger. Other information regarding the participants in the proxy solicitation and a description of their interests, by security holdings or otherwise, are contained in the definitive proxy statement. 06SCC063

Vote “Yes” Today on SunCal’s Proposal to Acquire Westland Development.

Vote “Yes” on the Westland Merger for a Strong Financial Package.

If approved by Westland’s shareholders, SunCal’s plan would bring about the realization of centuries-old investments in the Atrisco Land Grant property. SunCal would pay shareholders $315 per share, or approximately $250 million, for all of Westland’s outstanding shares. To calculate how much you would receive for your shares, visit www.SunCalNM.com.

In addition, current shareholders would receive one Class A unit of Atrisco Oil & Gas LLC for each share of Westland common stock owned at the time of the sale. Atrisco Oil & Gas LLC would be a new New Mexico limited liability company created to ensure that Westland shareholders receive 100% of the future rents and royalties under Westland’s two existing oil and gas leases and a 50% interest in all oil, gas and mineral rights of Westland.

3 Reasons to Vote Yes

1.	Atrisco Heritage Forever Preserved

2.	$315 per share + oil, gas and mineral rights

3.	Smart Growth for Albuquerque’s West Side

Any acquisition must be approved by a two-thirds vote of each class of Westland’s shares.

For more information, including details on how to vote, please call us at (888) 809-5211 or visit www.SunCalNM.com.

SEC Notice

This postcard does not constitute a solicitation by Westland or its board of directors or executive officers of any approval or action of its stockholders. Westland has filed with the SEC a definitive proxy statement and other relevant documents concerning the proposed transaction with SunCal. Westland’s shareholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC because they will contain important information on the proposed transaction. You will be able to obtain the documents filed with the SEC free of charge at the Web site maintained by the SEC, www.sec.gov <http://www.sec.gov/>. In addition, Westland’s shareholders and investors may obtain free copies of such documents filed with the SEC by contacting Robert Simon of Westland at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., 401 Coors Blvd., NW, Albuquerque, New Mexico 87121, Attention: Robert Simon.

Westland and its directors and executive officers and other persons may be deemed to be participating in the solicitation of proxies in connection with the merger. Other information regarding the participants in the proxy solicitation and a description of their interests, by security holdings or otherwise, are contained in the definitive proxy statement.

Vote “Yes” Today on SunCal’s Proposal to Acquire Westland Development.

A “Yes” Vote on the Westland Merger is a Vote for Smart Growth on Albuquerque’s West Side.

The Albuquerque and Bernalillo County region has emerged as one of the country’s premier destinations to live, work and conduct business. With nearly all of its growth headed west, a better future for the region will be assured if responsible measures are taken to protect the area’s quality of life and economic vitality.

SunCal’s offer would do just that, seizing the opportunity for smart growth by building beautiful master-planned communities on Albuquerque’s west side that provide local shopping and jobs, new recreational opportunities, and a sensitive approach to being a good neighbor. SunCal will establish an outstanding legacy for this historic land – while benefiting the families that shaped its past and continue to play a vital role in its bright future.

3 Reasons to Vote Yes

1.	Atrisco Heritage Forever Preserved

2.	$315 per share + oil, gas and mineral rights

3.	Smart Growth for Albuquerque’s West Side

Any acquisition must be approved by a two-thirds vote of each class of Westland’s shares.

For more information, including details on how to vote, please call us at (888) 809-5211 or visit www.SunCalNM.com.

SEC Notice

This postcard does not constitute a solicitation by Westland or its board of directors or executive officers of any approval or action of its stockholders. Westland has filed with the SEC a definitive proxy statement and other relevant documents concerning the proposed transaction with SunCal. Westland’s shareholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC because they will contain important information on the proposed transaction. You will be able to obtain the documents filed with the SEC free of charge at the Web site maintained by the SEC, www.sec.gov <http://www.sec.gov/>. In addition, Westland’s shareholders and investors may obtain free copies of such documents filed with the SEC by contacting Robert Simon of Westland at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., 401 Coors Blvd., NW, Albuquerque, New Mexico 87121, Attention: Robert Simon.

Westland and its directors and executive officers and other persons may be deemed to be participating in the solicitation of proxies in connection with the merger. Other information regarding the participants in the proxy solicitation and a description of their interests, by security holdings or otherwise, are contained in the definitive proxy statement.